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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-07613





                         SUPPLEMENT TO THE PROSPECTUS
                       OF TCW/DW STRATEGIC INCOME TRUST
                             DATED JULY 28, 1997

   On November 6, 1997, the Board of Trustees of TCW/DW Strategic Income Trust (the "Fund") approved a Plan of Liquidation and Dissolution to liquidate the Fund subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on February 26, 1998. A proxy statement formally detailing the proposal, the reasons for the Trustees' action, and information concerning the Plan of Liquidation and Dissolution will be distributed to shareholders of the Fund.

November 6, 1997